UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2011
CRESTWOOD MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation or Organization)	001-33631 (Commission File Number)	56-2639586 (IRS Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, TX 77002
(Address of principal executive offices) (Zip Code)
(832) 519-2200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the o Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the o Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b)      Effective October 1, 2011, Terry Morrison, Senior Vice President of Business Development of the Partnership, will no longer be employed by Crestwood Gas Services GP LLC, the general partner of Crestwood Midstream Partners LP (the “Partnership”). A severance agreement is in the process of being negotiated and such agreement will be described in a future Form 8-K when finally executed.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
	By:	Crestwood Gas Services GP LLC
its general partner

Date: September 29, 2011	By:	/s/ William G. Manias
William G. Manias
Senior Vice President and Chief Financial Officer